UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2007
Commission File Number 1-13610
PMC COMMERCIAL TRUST
(Exact name of registrant as specified in its charter)

TEXAS	75-6446078

(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200

(Address of principal executive offices)	(Registrant’s telephone number)
Former name, former address and former fiscal year, if changed since last report: NONE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition
     On May 9, 2007, PMC Commercial Trust issued a press release describing, among other things, its results of operations for the three months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     99.1 Press Release dated May 9, 2007.

SIGNATURE
Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 10, 2007

PMC COMMERCIAL TRUST
By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer